EXHIBIT 10.1

SECOND AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement is entered into as of August 16, 2023 (the “Amendment”), by and between Recruiter.com Group, Inc. (“Parent”), Recruiter.com, Inc. (“Recruiter.com”), Recruiter.com Recruiting Solutions, LLC (“Recruiting Solutions”), Recruiter.com Consulting, LLC (“Recruiting Consulting”), VocaWorks, Inc. (“Vocaworks”), Recruiter.com Scouted, Inc. (“Scouted”), Recruiter.com Upsider, Inc. (“Upsider”), Recruiter.com ‐ OneWire, Inc. (“OneWire”), CognoGroup, Inc. (“Cognogroup”) and Montage Capital II, L.P. (“Lender”).

RECITALS

A. Borrowers and Lender are parties to that certain Loan and Security Agreement dated as of October 19, 2022 and as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of February 3, 2023 (collectively, the “Agreement”). Unless otherwise defined herein, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

B. Parent intends to enter into that certain Asset Purchase Agreement (the “JobMobz Agreement”) with Job Mobz Inc. (“JobMobz”) pursuant to which Parent shall sell certain assets related to the operation of the recruiter.com domain and related business (the “JobMobz Sale”).

C. Parent has also entered into that certain Stock Purchase Agreement by and between Parent and GoLogiq, Inc. (“GoLogiq”) dated as of June 5, 2023 pursuant to which GoLogiq shall contribute certain assets to GoLogiq SPV LLC (“SPV”), Parent will acquire the SPV, and GoLogiq will acquire 84% of the capital stock of Parent (the “GoLogiq Acquisition”). In connection therewith, Borrowers shall transfer certain assets to Cognogroup (the “Asset Transfer”), and Cognogroup shall become a wholly owned Subsidiary of Atlantic Energy Solutions, Inc., a company quoted on the OTC Markets under the symbol AESO, pursuant to that certain Securities Purchase Agreement entered into by Parent and Synergy Management Group, LLC dated as of July 25, 2023 (the “Spinoff Transaction”).

D. The JobMobz Sale, GoLogiq Acquisition, Asset Transfer and Spinoff Transaction are prohibited under the Agreement. Borrowers have requested, and Lender has agreed to, consent to the foregoing transactions in accordance with the terms set forth herein. The parties also desire to join Cognogroup as a Borrower to the Agreement and amend the Agreement in accordance with the terms of this Amendment.

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NOW, THEREFORE, the parties agree as follows:

1. Additional Borrower. CognoGroup is hereby added to the Agreement as a Borrower thereunder and hereunder and each reference to Borrower in the Agreement and any other Loan Document. CognoGroup assumes, as a joint and several obligor thereunder, all of the  Obligations, liabilities and indemnities of a Borrower under the Agreement and all other Transaction Documents; and covenants and agrees to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting a Borrower with respect to the Agreement and the other Transaction Documents and all of the representations and warranties contained in the Agreement and the other Transaction Documents with respect to a Borrower. Without limiting the generality of the foregoing, CognoGroup grants Lender a security interest in the Collateral to secure performance and payment of all Obligations under the Agreement, and authorizes Lender to file financing statements with all appropriate jurisdictions to perfect or protect Lender's interest or rights hereunder and under the Transaction Documents, and GognoGroup covenants that all of its operating, depository and investment accounts to be subject to account control agreement(s), in form and substance satisfactory to Lender.

2. Consent to JobMobz Sale.

(a) Lender hereby consents to the JobMobz Sale provided that: (i) the definitive documents evidencing the JobMobz Sale are executed on or before August 31, 2023, and are in form and substance satisfactory to Lender, (ii) the closing occurs prior to November 1, 2023, (iii) the initial cash consideration payable by JobMobz is at least $1,500,000, (iv) all cash consideration payable by JobMobz shall be applied to the outstanding Obligations, and (v) upon the initial closing of the JobMobz Sale, Lender shall receive (together with the initial closing consideration), a payment on account of the outstanding Advances in sufficient amount such that the remaining outstanding principal owing to Lender is not more than $250,000 (the “Principal Paydown”). Lender’s consent to the JobMobz Sale is conditioned upon Lender’s receipt of the fully executed JobMobz Agreement and all related agreements, documents and instruments entered into in connection therewith, which shall be in form and substance satisfactory to Lender.

(b) Upon Lender’s receipt of the Principal Paydown, Lender releases its Lien on the assets being acquired by JobMobz, but retains its Lien on all proceeds arising from such sale. In furtherance of the foregoing, Borrowers hereby assign to Lender all rights to receive payments under the JobMobz Agreement (and rights of enforcement thereunder), and irrevocably appoints Lender as Borrowers’ attorney‐in‐fact with power to exercise and enforce such rights. Notwithstanding the foregoing, Borrowers shall perform all duties and obligations under the JobMobz Agreement to the same extent as if this assignment had not been granted, and the exercise by Lender of any of the rights granted hereunder shall not release Borrowers from any duties or obligations under the JobMobz Agreement, and Lender shall not have any obligations or duties under the JobMobz Agreement.

3. Amendments to Agreement.

(a)	The following is added to the end of Section 1.2(b) of the Agreement:

In addition to the foregoing, each payment made by Job Mobz Inc. (“JobMobz”) under the Asset Purchase Agreement between Parent and JobMobz dated on or around August 16, 2023, shall be either paid directly to Lender, or if paid to Borrowers, then Borrowers shall transfer such amount to Lender within one day of Borrowers’ receipt of such payment, and applied to the outstanding Advances and any other Obligations owing to Lender, until all Obligations are repaid in full.

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(b)	The following definition in Section 15 of the Agreement is amended and restated in its entirety to read as follows:

“Maturity Date” means the earlier of (i) the four month anniversary of the initial closing of the sale of assets to JobMobz or (ii) February 28, 2024.

4. Consent to Other Transactions. Following Lender’s receipt of the Principal Paydown, Lender consents to the Gologiq Acquisition (and the Change in Control resulting therefrom), the Asset Transfer, and the Spinoff Transaction. The foregoing consent is conditioned upon Lender’s receipt of the fully executed copies of the definitive agreements governing the Gologiq Acquisition, the Asset Transfer, and the Spinoff Transaction, promptly following the execution thereof, which shall be in form and substance satisfactory to Lender.

5. Cancellation of Warrant. Upon the consummation of the Gologiq Acquisition and the Asset Transfer, the Warrant to Purchase Stock issued by Parent to Lender on October 19, 2022 shall automatically terminate and be of no further force or effect.

6. Miscellaneous Provisions. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

7. Execution. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e‐mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

8. Conditions Precedent. As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender, the following:

(a) this Amendment, duly executed by Borrowers;

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(b) corporate resolutions and incumbency certificate executed by CognoGroup;

(c) warrant to purchase stock issued by CognoGroup;

(d) payment of a consent and amendment fee in the amount of $1,500 plus all Lender Expenses incurred through the date of this Amendment; and

(e) such other documents, and completion of such other matters, as Lender  may reasonably deem necessary or appropriate.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

LENDER:

MONTAGE CAPITAL II, L.P.

By:	/s/ Michael J. Rose
Name:	Michael J. Rose
Title:	Managing Director

BORROWERS:

RECRUITER.COM UPSIDER, INC.

By:	/s/ Miles Jennings
Name:	Miles Jennings
Title:	CEO

RECRUITER.COM – ONEWIRE, INC.

By:	/s/ Miles Jennings
Name:	Miles Jennings
Title:	CEO

RECRUITER.COM RECRUITING SOLUTIONS, LLC

By:	/s/ Miles Jennings
Name:	Miles Jennings
Title:	Managing Member

COGNOGROUP, INC.

By:	/s/ Miles Jennings
Name:	Miles Jennings
Title:	President

RECRUITER.COM GROUP, INC.

By:	/s/ Miles Jennings
Name:	Miles Jennings
Title:	CEO

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RECRUITER.COM, INC.

By:	/s/ Miles Jennings
Name:	Miles Jennings
Title:	CEO

RECRUITER.COM CONSULTING, LLC

By:	/s/ Miles Jennings
Name:	Miles Jennings
Title:	Managing Member

VOAWORKS, INC.

By:	/s/ Miles Jennings
Name:	Miles Jennings
Title:	CEO

RECRUITER.COM SCOUTED, INC.

By:	/s/ Miles Jennings
Name:	Miles Jennings
Title:	CEO

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